Exhibit 10.6

SECOND AMENDING AGREEMENT
TO
THE CREDIT AGREEMENT

BETWEEN:

KINDER MORGAN COCHIN ULC
as Borrower
and
THE PERSONS PARTY THERETO
FROM TIME TO TIME IN THEIR CAPACITIES AS LENDERS
and
ROYAL BANK OF CANADA
as Administrative Agent
and with
RBC Capital Markets and TD Securities
as Joint Lead Arrangers and Joint Bookrunners
and with
The Toronto-Dominion Bank
as Syndication Agent

June 14, 2018

Exhibit 10.6

SECOND AMENDING AGREEMENT
THIS AGREEMENT is made as of June 14, 2018,
BETWEEN:
KINDER MORGAN COCHIN ULC, as borrower (hereinafter referred to as the “Borrower”),
OF THE FIRST PART,
- and -
THE FINANCIAL INSTITUTIONS NAMED ON THE SIGNATURE PAGES HERETO,
OF THE SECOND PART,
- and -
ROYAL BANK OF CANADA, a Canadian chartered bank, as agent of the Lenders (hereinafter referred to as the “Agent”),
OF THE THIRD PART.
WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:
1.Interpretation
1.1    In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:
“Agreement” means this agreement, as amended, modified, supplemented or restated from time to time.
“Credit Agreement” means the credit agreement made as of May 1, 2018, between the Borrower, the financial institutions party thereto and the Agent, as amended by a first amending agreement thereto made as of May 29, 2018.
1.2    Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.
1.3    The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless the context otherwise requires, references herein to “Sections” are to Sections of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions

Exhibit 10.6

refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.
1.4    This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.
1.5    The amendments contained herein shall be effective as of the date of this Agreement.
2.    Agreements and Acknowledgements
2.1    Section 1.1 of the Credit Agreement is hereby amended by:

(a)	adding the following new definitions in the applicable alphabetical order in such Section 1.1 of the Credit Agreement:
“ “EDC Intercreditor Agreement” means the intercreditor and priority agreement dated on or about June 14, 2018 between the Collateral Agent, Her Majesty in right of Canada and certain of the Loan Parties in respect of the Liens described in paragraph s.1 of the definition of Permitted Liens.”;

(b)	deleting paragraph (a.1) of the definition of Permitted Debt as follows:

“(a.1)
an unsecured credit facility of up to Cdn. $900,000,000 and US $75,000,000 (the “EDC Covered Facility”) between Trans Mountain Pipeline L.P., as borrower, the Lenders, as lenders, and Royal Bank of Canada, as administrative agent for such lenders, which credit facility is unconditionally guaranteed in full by Her Majesty in right of Canada pursuant to a guarantee in favour of such lenders and such agent (the “EDC Guarantee”);”; and

(c)	deleting paragraph (s.1) of the definition of Permitted Liens in its entirety and replacing it with the following:

“(s.1)
Liens over (i) the assets of Trans Mountain Pipeline L.P., Trans Mountain Pipeline ULC, Kinder Morgan Canada Inc., Trans Mountain Pipeline (Puget Sound) LLC or any of their subsidiaries and (ii) the shares or units of any of the Obligors described in clause (i) above owned by the Borrower (and all proceeds thereof), in each case, in favour of Her Majesty in right of Canada as security for obligations owing to it arising under an indemnity agreement entered into by Trans Mountain Pipeline L.P. and the Borrower with Her Majesty in right of Canada in connection with amounts paid by Her Majesty in right of Canada under the EDC Guarantee (the “EDC Indemnity Agreement”); provided that all such Liens are subject to the EDC Intercreditor Agreement.”; and”.

2.2    Section 12.1(m) of the Credit Agreement (Cross Default) is hereby amended by adding the following words “(other than the EDC Covered Facility)” after each occurrence therein of the words “Funded Debt”.

Exhibit 10.6

3.    Authorization
The Lenders hereby authorize the Agent to execute and deliver an act of instructing debtholders to the Collateral Agent pursuant to the terms of Collateral Agency and Intercreditor Agreement authorizing the Collateral Agent to execute and deliver, on behalf of the Secured Parties, the EDC Intercreditor Agreement.
4.    Representations and Warranties
The Borrower hereby represents and warrants as follows to the Agent and each of the Lenders and acknowledges and confirms that the Agent and each of the Lenders are relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)
The Borrower has been duly incorporated and is validly subsisting under the laws of its governing jurisdiction and has all the requisite corporate capacity, power and authority to carry on its business as presently conducted.

(ii)	The Borrower has the requisite corporate capacity, power and authority to execute and deliver this Agreement.

(b)	Authorization; Enforceability
The Borrower has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Agreement, and this Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject only to applicable bankruptcy, insolvency or other laws of general application limiting the enforceability of creditors’ rights, and to the general principles of equity.

(c)	Compliance with Other Instruments
Neither the execution and delivery of this Agreement by the Borrower, nor compliance with the terms and conditions of any of them, has resulted, or will result, in (i) a violation of its articles, by-laws, unanimous shareholders’ agreement or other constating or governing documents or any resolutions passed by the directors or shareholders thereof, or (ii) a breach of, or constitute a default under, any loan agreement, indenture, trust deed or any other agreement or instrument to which any Obligor is a party or by which it or any of its Property is bound, or requires any consent thereunder other than such as has already been received, except to the extent that such breach, default or failure would not reasonably be expected to have a Material Adverse Effect.

(d)	Credit Agreement Representations and Warranties
Each of the representations and warranties of the Borrower set forth in Section 8.1 of the Credit Agreement is true and accurate in all material respects as of the date hereof other than any representations and warranties which expressly speak of an earlier date.

Exhibit 10.6

(e)	No Default
Except to the extent expressly consented to herein or otherwise expressly amended hereby, no Default or Event of Default has occurred or is continuing or shall result from or exist immediately after the coming into effect of the agreements and supplements to the Credit Agreement contemplated hereby.
The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement, notwithstanding any investigations or examinations which may be made by or on behalf of the Agent, the Lenders or Lenders’ legal counsel. Such representations and warranties shall survive until the repayments of the Outstandings and the cancellation of the Credit Facilities.
5.    Confirmation of Credit Agreement and other Loan Documents
The Credit Agreement and the other Loan Documents to which the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect and the Credit Agreement as amended and supplemented by this Agreement and each of the other Loan Documents to which the Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such agreements and supplements being effective from and as of the date hereof.
6.    Further Assurances
The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as shall be reasonably required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.
7.    Enurement
This Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.
8.    Time of Essence
Time shall be of the essence of this Agreement.

Exhibit 10.6

9.    Counterparts
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Such executed counterparts may be delivered by facsimile or other electronic transmission and, when so delivered, shall constitute a binding agreement of the parties hereto.
[Remainder of Page Intentionally Left Blank]

Exhibit 10.6

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

BORROWER:

KINDER MORGAN COCHIN ULC

By:	/s/ D. Scott Stoness
Name: D. Scott Stoness
Title: Vice President Finance; Secretary

[Signature Page – Second Amending Agreement – Kinder Morgan Cochin ULC]

Exhibit 10.6

AGENT:

ROYAL BANK OF CANADA

By:	/s/ Susan Khokher
Name: Susan Khokher
Title: Manager, Agency

[Signature Page – First Amending Agreement – Kinder Morgan Cochin ULC]

Exhibit 10.6

LENDERS:

ROYAL BANK OF CANADA

By:	/s/ Mike Gaudet
Name: Mike Gaudet
Title: Authorized Signatory

[Signature Page – First Amending Agreement – Kinder Morgan Cochin ULC]

Exhibit 10.6

THE TORONTO-DOMINION BANK

By:	/s/ David Radomsky
Name: David Radomsky
Title: Managing Director

By:	/s/ Craig DeBellerfeuille
Name: Craig DeBellerfeuille
Title: Director

[Signature Page – First Amending Agreement – Kinder Morgan Cochin ULC]

Exhibit 10.6

ACKNOWLEDGMENT
Each of the undersigned (collectively, the “Guarantors” and each a “Guarantor”) hereby acknowledge and consent to this Agreement and acknowledge, agree and confirm that the Obligor Guarantee made as of May 1, 2018, provided by each Guarantor to the Agent (the “Guarantee”), and all representations, warranties, covenants and other obligations set forth therein, are binding on them and continue in full force and effect as a joint and several guarantee of all of the indebtedness, liabilities and obligations of the Borrower and other Obligors to the Guarantee Beneficiaries (as such term is defined in the Guarantee). Each such Guarantor hereby restates the terms set forth in the Guarantee to the extent necessary under the applicable law to give effect to the foregoing. Each Guarantor hereby further acknowledges and agrees that all security granted by it to the Collateral Agent for its own benefit and on behalf of the Guarantee Beneficiaries and others in connection with the Guarantee, the Credit Agreement and any other Loan Documents executed and delivered pursuant thereto or in connection therewith continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security interests and covenants therein contained or thereby constituted, as continuing security for all indebtedness, liabilities and other obligations of each Guarantor under the Guarantee and each other Loan Document to which it is a party.

KINDER MORGAN COCHIN ULC			TRANS MOUNTAIN PIPELINE ULC

By:	/s/ D. Scott Stoness		By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness			Name: D. Scott Stoness
	Title: Vice President Finance; Secretary			Title: Vice President, Regulatory Affairs and Finance; Secretary

TRANS MOUNTAIN (JET FUEL) INC.

By:	By:	/s/ D. Scott Stoness
Name: D. Scott Stoness
Title: Vice President, Regulatory Affairs and Finance; Secretary

[Signature Page – First Amending Agreement – Kinder Morgan Cochin ULC]

Exhibit 10.6

KINDER MORGAN CANADA INC.		TRANS MOUNTAIN PIPELINE L.P., by its general partner, TRANS MOUNTAIN PIPELINE ULC

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Vice President, Regulatory Affairs and Finance; Secretary		Title: Vice President, Regulatory Affairs and Finance; Secretary

KM CANADA MARINE TERMINAL LIMITED PARTNERSHIP, by its general partner, KM CANADA TERMINALS GP ULC		KM CANADA NORTH 40 LIMITED PARTNERSHIP, by its general partner, KM CANADA TERMINALS GP ULC

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Secretary		Title: Secretary

[Signature Page – First Amending Agreement – Kinder Morgan Cochin ULC]

Exhibit 10.6

BASE LINE TERMINAL EAST LIMITED PARTNERSHIP, by its general partner, KM CANADA RAIL HOLDINGS GP LIMITED		KM CANADA EDMONTON SOUTH RAIL TERMINAL LIMITED PARTNERSHIP, by its general partner, KM CANADA RAIL HOLDINGS GP LIMITED

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Secretary		Title: Secretary

KM CANADA EDMONTON NORTH RAIL TERMINAL LIMITED PARTNERSHIP, by its general partner, KM CANADA RAIL HOLDINGS GP LIMITED		TRANS MOUNTAIN PIPELINE (PUGET SOUND) LLC

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Secretary		Title: Vice President, Regulatory Affairs and Finance; Secretary

[Signature Page – First Amending Agreement – Kinder Morgan Cochin ULC]

Exhibit 10.6

KM CANADA RAIL HOLDINGS GP LIMITED		KM CANADA TERMINALS GP ULC

By:	/s/ D. Scott Stoness	By:	/s/ D. Scott Stoness
	Name: D. Scott Stoness		Name: D. Scott Stoness
	Title: Secretary		Title: Secretary

[Signature Page – First Amending Agreement – Kinder Morgan Cochin ULC]